
<ARTICLE>                     5
<LEGEND>
THIS  SCHEDULE  CONTAINS  SUMMARY  FINANCIAL   INFORMATION  EXTRACTED  FROM  THE
FINANCIAL  STATEMENTS  OF THE  COMPANY  AND IS  QUALIFIED  IN  ITS  ENTIRETY  BY
REFERENCE TO THOSE FINANCIAL  STATEMENTS AND THE FOOTNOTES  PROVIDED WITHIN THIS
SCHEDULE.


 </LEGEND>
<MULTIPLIER>                                  1,000
<CURRENCY>                                    U.S. Dollars

<PERIOD-TYPE>                                  6-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   JUN-30-1999
<EXCHANGE-RATE>                                 1.000
<CASH>                                         46,329
<SECURITIES>                                        0
<RECEIVABLES>                                   4,743
<ALLOWANCES>                                        0
<INVENTORY>                                         0
<CURRENT-ASSETS>                               51,072
<PP&E>                                              0
<DEPRECIATION>                                      0
<TOTAL-ASSETS>                                514,233
<CURRENT-LIABILITIES>                           4,097
<BONDS>                                             0
<PREFERRED-MANDATORY>                               0
<PREFERRED>                                   102,020
<COMMON>                                      311,041
<OTHER-SE>                                     36,207
<TOTAL-LIABILITY-AND-EQUITY>                  514,233
<SALES>                                             0
<TOTAL-REVENUES>                               20,178
<CGS>                                               0
<TOTAL-COSTS>                                   2,760
<OTHER-EXPENSES>                                  545
<LOSS-PROVISION>                                    0
<INTEREST-EXPENSE>                                900
<INCOME-PRETAX>                                15,973
<INCOME-TAX>                                        0
<INCOME-CONTINUING>                            15,973
<DISCONTINUED>                                      0
<EXTRAORDINARY>                                     0
<CHANGES>                                           0
<NET-INCOME>                                   15,973
<EPS-BASIC>                                     .86<F1>
<EPS-DILUTED>                                     .85<F1>

<F1> The earnings per share reflects the earning per share of the
     Common Shares.


August 12, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:  Municipal Mortgage & Equity, LLC
     File No. 001-11981

Dear Sir or Madam:

On behalf of the above referenced company, enclosed pursuant to Rule 13a-13 under Securities and Exchange Act of 1934 is the Company's Report on Form 10-Q for the three months ended June 30, 1999.

Sincerely,

/s/ Gary A. Mentesana
Gary A. Mentesana
Chief Financial Officer



